Linea Deportiva Prince Mexico S.A. DE C.V.
Balance Sheets
(Amounts stated in USD)
(unaudited)

	March 31 2012	December 31, 2011
ASSETS

Current assets:
Cash	$3,086	$24,025
Accounts receivable	142,267	73,340
Inventory	310,093	284,670
Total current assets	455,446	382,035

Transportation equipment	5,709	1,835

Total assets	$461,155	$383,870

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$171,786	$162,344
Due to related parties	551,610	507,829
Accrued expenses and taxes	39,272	21,165
Total current liabilities	762,668	691,338

Stockholders' equity:
Common stock	4,768	4,768
Additional paid in capital	-	-
Retained earnings	(294,189)	(342,913)
Cumulative effect of translation	(12,092)	30,677
Total stockholders' equity	(301,513)	(307,468)

Total liabilities and stockholders' equity	$461,155	$383,870

Linea Deportiva Prince Mexico S.A. DE C.V.
Statement of Operations
(Amounts stated in USD)
(unaudited)

Linea Deportiva
Prince Mexico
S.A. DE C.V.
(Mexico Corp.)
For the three months ended
March 31, 2012

Net sales	$94,268
Cost of sales	594

Gross profit	93,674

Expenses:
Administrative and selling expenses	46,395
Total expenses	46,395

Operating income	47,279

Other income, net	1,446

Loss before income taxes	48,725

Net (loss)	$48,725

LINEA DEPORTIVA PRINCE MEXICO S.A. DE C.V.

NOTES TO FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The interim consolidated financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

These statements reflect all adjustments, consisting of normal recurring adjustments, which in the opinion of management, are necessary for fair presentation of the information contained therein. It is suggested that these interim financial statements be read in conjunction with the financial statements of the Company as of and for the years ended December 31, 2011 and 2010 and notes thereto included in the Company’s 8-K current report and all amendments. The Company follows the same accounting policies in the preparation of interim reports.

Results of operations for the interim period are not indicative of annual results.

Cash and cash equivalents

For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The carrying value of these investments approximates fair value.

Revenue Recognition

We recognize revenue when all of the following conditions are satisfied: (1) there is persuasive evidence of an arrangement; (2) the product or service has been provided to the customer; (3) the amount of fees to be paid by the customer is fixed or determinable; and (4) the collection of our fees is probable.

The Company will record revenue when it is realizable and earned and the products have been shipped to the customers.

Earnings per share

The Company follows ASC Topic 260 to account for the earnings per share. Basic earnings per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. During periods when common stock equivalents, if any, are anti-dilutive they are not considered in the computation.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

Year end

The Company has a year end of December 31.

Recent pronouncements

The Company has evaluated the recent accounting pronouncements through July 2012 and believes that none of them will have a material effect on the company’s financial statements.

LINEA DEPORTIVA PRINCE MEXICO S.A. DE C.V.

NOTES TO FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2012

NOTE 2 - GOING CONCERN

The accompanying financial statements have been prepared on the assumption that the Company will continue as a going concern. As indicated in the accompanying financial statements, during the three months ended March 31, 2012, the Company incurred a net loss of $48,725.  As of those dates, its current liabilities exceeded current assets in the amounts of $307,222. Additionally, the Company has accumulated losses in excess of two-thirds of its capital stock which, in accordance with the General Corporate Law, could give rise to the entity’s dissolution at the request of an interested third party.  These factors,  among  other  things,  raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s management has received confirmation from its shareholders and related parties that they will continue to support the operations of the company until such operations generate the necessary cash flow to carry out its operations. The accompanying financial statements do not include any adjustments related to the valuation and presentation of assets or the presentation and amount of liabilities that might result if the Company is unable to continue as a going concern.

NOTE 3 - ACCOUNTS RECEIVABLE

As of March 31, 2012, accounts receivable are analyzed as follows:

March 31,
2012
Trade receivables	$208,465
Recoverable taxes	-
208,465
Less: Allowance for doubtful accounts	(66,198)
$142,267

NOTE 4 - INVENTORIES

As of March 31, 2012, inventories are summarized as follows:

March 31,
2012
Finished goods	$310,093
$310,093

NOTE 5 - TRANSPORTATION EQUIPMENT AND EQUIPMENT

As of March 31, 2012, machinery and equipment are summarized as follows:

March 31,
2012
Transportation equipment	$3,710
Furniture and equipment	2,383
6,093
Less: Accumulated depreciation	(384)
$5,709

LINEA DEPORTIVA PRINCE MEXICO S.A. DE C.V.

NOTES TO FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2012

NOTE 6 - RELATED PARTIES BALANCES AND TRANSACTIONS

The balances with stockholders as shown below:

March 31,
2012
Francis Duncan Alexander Forbes	$275,019
Stephen Fred Adams	276,591
$551,610

Except for loans from stockholders during 2012, the company did not carry out related party transactions.

NOTE 7 - SUBSEQUENT EVENTS

On July 6, 2012, the Company entered into and closed a Securities Exchange Agreement (“Agreement”) by and between Eurasia Design, Inc., a Nevada corporation (“Eurasia”); Mr. Duncan A. Forbes Mol. III (“Forbes”), a holder of the majority of Eurasia’s common stock; and the security holders of the Company (“Prince Security Holders”), all of whom collectively own a majority of the Company’s issued and outstanding common stock.

Pursuant to the terms of the Agreement, Eurasia issued 1,800,000 shares of its unregistered common stock in exchange for 100% of the Company’s issued and outstanding common stock and obtained cancellation of a total of 3,783,300 shares of common stock of Eurasia, held by Mr. Forbes.  The total issued and outstanding common stock of Eurasia, post-closing, and upon cancellation of the shares herein referenced, and the issuance of shares to the Company, will be 6,016,700.

As a result of the closing of the Agreement, Eurasia now owns all of the assets, liabilities and operations of the Company, which has the exclusive rights to sell Prince Sports, Inc. (“Prince USA”) brand name products in Mexico, Central America and South America.